                                GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0098 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   In the year 2000, the AMT Growth Portfolio was cruising along nicely until Federal Reserve Board interest rate hikes finally caused investors to start worrying about the economy and corporate earnings. Fourth quarter "earnings confession season" brought warnings from some prominent companies that reported results might fall short of expectations. Investors rushed to the exits. Even though the holdings in our portfolio showed earnings that were impressive and a very high percentage of holdings met or exceeded consensus earnings expectations in the third quarter, we got caught in the stampede and closed the year with a loss of 11.66%, slightly better than our Russell Midcap Growth Index benchmark, which dropped 11.75%.(1) It was a painful reminder that when investors panic, innocent victims get hurt.
   Judging by the damage sustained by mid-cap growth stocks in the fourth quarter, investors appear to doubt that companies in the earlier stages of the growth cycle can sustain earnings in a slower growth economy. Obviously, not all can, but we believe the vast majority of our picks will "meet or beat" their fourth quarter numbers. We go to great lengths to identify companies with legitimate growth potential. The fact that we owned 25 of the 58 companies admitted to the S&P 500 this year indicates we have done a good job finding mid-sized companies that can become tomorrow's blue chips. We believe the portfolio currently holds many other quality companies that will successfully grow out of their mid-cap clothes in the years ahead.
   Over the short term, will our portfolio holdings continue to do penance for other companies' earnings sins? That depends on how long it takes for investors to see the glass as half full rather than half empty. The Fed has apparently decided that the risk of recession now exceeds the risk of inflation, and is reacting decisively with its rate cut. President Bush and Congress may chip in with a tax cut to further stimulate the economy. This could snap investors out of their current funk and generate an enthusiastic response to mid-cap growth stocks that live up to or exceed earnings expectations.
   This year, our health care investments (22.5% of total equity market value as of December 31, 2000) had the most favorable impact on returns. We focused on companies providing new products and services, most notably biotechnology and genomic companies. This group was volatile, but portfolio companies that delivered on their earnings/ revenue growth promise performed exceptionally well. We believe companies developing effective new health care technologies will continue to excel. Our utilities investments (5.7% of total equity market value), primarily power generating companies, also performed quite well. Power generating capacity remains constrained, and rising demand should continue to translate into excellent earnings growth.
   Our technology investments (36.3% of total equity market value) penalized performance, particularly in the second half. We avoided some of the biggest tech trouble spots, most notably the "dot-coms" and personal computer makers. The vast majority of our tech holdings met or exceeded consensus earnings expectations. However, investors abandoned smaller-sized tech companies that have yet to prove their mettle in a less vibrant economy. We believe our tech investments can continue to meet or beat earnings estimates, and in the process, be treated with considerably more respect going forward.
   Our consumer cyclicals and consumer staples holdings (5.3% and 6.0% of total equity market value, respectively) also disappointed. Three forces -- rising energy prices, declining investment portfolios (the reversal of the "wealth effect"), and uncertainty generated by the disputed Presidential election -- eroded consumer confidence and spending. Although we haven't yet seen widespread earnings disappointments in the retail sector, the generally poor Christmas shopping season will likely have a negative impact on fourth quarter results. We have been very selective in consumer oriented industries and will be keeping a close eye on our portfolio holdings' earnings prospects. Fed easing and, if President Bush has his way, a tax cut could renew consumer confidence and re-invigorate consumer spending.
   The AMT Growth Portfolio continues to display the fundamental characteristics we favor. Portfolio companies' third quarter earnings grew 60%, and 96% of our holdings met or exceeded consensus estimates. The portfolio companies' PEG Ratio (price/earnings ratio divided by earnings growth rate) remains below our benchmark Index's. Faster earnings growth at a more reasonable price, coupled with a high percentage of stocks meeting or beating consensus estimates, is our formula for superior long-term investment performance.
   In conclusion, it was a disappointing year for us. On an operating basis (growing earnings and meeting or beating consensus estimates) our portfolio lived up to our expectations. However, this was not enough to help the portfolio advance in a distressed equities market. When the economy rights itself and investor sentiment improves, we are confident the portfolio will regain performance momentum.
Sincerely,

/s/ Jennifer Silver                        /s/ Brooke Cobb
Jennifer Silver                            Brooke Cobb
PORTFOLIO CO-MANAGER                       PORTFOLIO CO-MANAGER

(1)-11.66%, 16.66%, and 15.17% were the average annual total returns for the 1-, 5-, and 10-year periods ended December 31, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

   The Russell Midcap-Registered Trademark- Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GROWTH PORTFOLIO  RUSSELL MIDCAP GROWTH  S&P 500
1990           $10,000                $10,000  $10,000
1991           $12,973                $14,703  $13,040
1992           $14,211                $15,984  $14,032
1993           $15,176                $17,773  $15,443
1994           $14,419                $17,389  $15,646
1995           $18,993                $23,297  $21,519
1996           $20,730                $27,368  $26,457
1997           $26,742                $33,538  $35,280
1998           $30,894                $39,529  $45,362
1999           $46,464                $59,804  $54,905
2000           $41,048                $52,778  $49,908

AVERAGE ANNUAL TOTAL RETURN(1)
                                GROWTH PORTFOLIO  RUSSELL MIDCAP-Registered Trademark- GROWTH(2)  S&P 500(2)
1 YEAR                                   -11.66%                                         -11.75%      -9.10%
5 YEAR                                   +16.66%                                         +17.77%     +18.32%
10 YEAR                                  +15.17%                                         +18.10%     +17.44%
LIFE OF FUND                             +14.21%                                             N/A     +16.80%

   Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") commenced operations on 9/10/84.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of those 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarding as the standard for measuring large-cap U.S. stock performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (97.6%)
BUSINESS SERVICES - IT BUSINESS SERVICES (5.9%)
          89,900       Acxiom Corp.                     $  3,500,481(2)
          85,100       Amdocs Ltd.                         5,637,875(2)
         307,300       Concord EFS                        13,501,994(2)
         138,800       CSG Systems International           6,514,925(2)
          82,725       Fiserv, Inc.                        3,924,267(2)
         107,700       Interpublic Group of Companies      4,583,981
                                                        ------------
                                                          37,663,523
                                                        ------------
COMMUNICATIONS EQUIPMENT (2.9%)
          56,600       Comverse Technology                 6,148,175(2)
         143,375       Openwave Systems                    6,873,039(2)
         138,425       Redback Networks                    5,675,425(2)
                                                        ------------
                                                          18,696,639
                                                        ------------
COMMUNICATION SERVICES (3.6%)
         132,825       Digex, Inc.                         2,988,563(2)
         615,600       McLeodUSA Inc.                      8,695,350(2)
         214,175       Metromedia Fiber Network            2,168,522(2)
         169,400       Symbol Technologies                 6,098,400
         236,450       WinStar Communications              2,763,509(2)
                                                        ------------
                                                          22,714,344
                                                        ------------
COMPUTER RELATED (2.3%)
         157,850       Brocade Communications Systems     14,492,603(2)
                                                        ------------
COMPUTERS & SYSTEMS (4.3%)
         294,900       Flextronics International           8,404,650(2)
         206,450       Jabil Circuit                       5,238,669(2)
         184,025       Sanmina Corp.                      14,100,915(2)
                                                        ------------
                                                          27,744,234
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
CONSUMER CYCLICAL - LEISURE & CONSUMER SERVICE (2.4%)
          71,200       Apollo Group                     $  3,502,150(2)
          83,300       Four Seasons Hotels                 5,299,963
         168,350       Harley-Davidson                     6,691,912
                                                        ------------
                                                          15,494,025
                                                        ------------
ELECTRICAL (1.5%)
         164,300       Palm, Inc.                          4,651,744(2)
         126,700       Power-One                           4,980,894(2)
                                                        ------------
                                                           9,632,638
                                                        ------------
ENERGY (12.3%)
         214,858       Anadarko Petroleum                 15,272,107
         428,950       Calpine Corp.                      19,329,559(2)
         141,000       Capstone Turbine                    3,948,000(2)
         168,600       Dynegy Inc.                         9,452,138
         268,800       Orion Power Holdings                6,619,200(2)
         399,400       Rowan Cos.                         10,783,800(2)
         176,500       Talisman Energy                     6,541,531(2)
         140,725       Weatherford International           6,649,256
                                                        ------------
                                                          78,595,591
                                                        ------------
FINANCE (5.5%)
         149,400       Affiliated Managers Group           8,198,325(2)
          83,100       Capital One Financial               5,469,019
          84,600       Countrywide Credit Industries       4,251,150
          99,700       Legg Mason                          5,433,650
         211,700       Providian Financial                12,172,750
                                                        ------------
                                                          35,524,894
                                                        ------------
FINANCIAL SERVICES (1.1%)
         159,500       Ace, Ltd.                           6,768,781
                                                        ------------
HEALTH CARE (22.7%)
         173,050       ALZA Corp.                          7,354,625(2)
         137,800       Applera Corp. - Applied
                       Biosystems Group                   12,961,812(2)

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         165,700       Celgene Corp.                    $  5,385,250(2)
         103,500       Express Scripts                    10,582,875(2)
          87,150       Forest Laboratories                11,580,056(2)
         298,825       Health Management Associates        6,200,619(2)
         387,100       HEALTHSOUTH Corp.                   6,314,569(2)
          99,650       Human Genome Sciences               6,906,991(2)
          55,850       IDEC Pharmaceuticals               10,587,066(2)
         160,900       ImClone Systems                     7,079,600(2)
         189,100       IMS Health                          5,105,700
         191,800       IVAX Corp.                          7,345,940(2)
         164,900       MedImmune, Inc.                     7,863,669(2)
         197,800       Millennium Pharmaceuticals         12,238,875(2)
         104,200       MiniMed Inc.                        4,379,656(2)
         114,400       Oxford Health Plans                 4,518,800(2)
          80,500       Quest Diagnostics                  11,431,000(2)
         100,100       Trigon Healthcare                   7,789,031(2)
                                                        ------------
                                                         145,626,134
                                                        ------------
INSTRUMENTS (4.8%)
         399,450       Tektronix, Inc.                    13,456,472
         130,400       Thermo Electron                     3,879,400(2)
         161,450       Waters Corp.                       13,481,075(2)
                                                        ------------
                                                          30,816,947
                                                        ------------
INSURANCE (1.2%)
          84,300       XL Capital                          7,365,713
                                                        ------------
INTERNET (5.7%)
         181,100       CacheFlow Inc.                      3,090,019(2)
         243,300       Commerce One                        6,158,531(2)
         117,000       Interwoven, Inc.                    7,714,687(2)
         326,975       Intuit Inc.                        12,895,077(2)
         217,250       PurchasePro.com                     3,801,875(2)
          62,000       TIBCO Software                      2,972,125(2)
                                                        ------------
                                                          36,632,314
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
MEDIA (5.8%)
         481,900       Charter Communications           $ 10,933,106(2)
         171,368       NTL Inc.                            4,102,121(2)
         255,150       Univision Communications           10,445,203(2)
         590,725       Westwood One                       11,408,377(2)
                                                        ------------
                                                          36,888,807
                                                        ------------
RETAIL (1.5%)
         190,800       Dollar Tree Stores                  4,674,600(2)
         114,750       Starbucks Corp.                     5,077,687(2)
                                                        ------------
                                                           9,752,287
                                                        ------------
SEMICONDUCTORS (5.6%)
         165,150       Applied Micro Circuits             12,393,991(2)
         432,225       Intersil Holding                    9,914,161(2)
         107,800       TranSwitch Corp.                    4,217,675(2)
         174,000       Vitesse Semiconductor               9,624,375(2)
                                                        ------------
                                                          36,150,202
                                                        ------------
SOFTWARE (8.5%)
         126,725       Art Technology Group                3,873,033(2)
         130,675       BEA Systems                         8,796,061(2)
         128,525       Mercury Interactive                11,599,381(2)
         141,750       Micromuse Inc.                      8,555,941(2)
         291,800       Rational Software                  11,361,963(2)
         255,700       RealNetworks                        2,221,394(2)
         447,950       Vignette Corp.                      8,063,100(2)
                                                        ------------
                                                          54,470,873
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $624,234,672)               625,030,549
                                                        ------------

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Growth Portfolio

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       REPURCHASE AGREEMENT (2.9%)
     $18,361,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.35%, due 1/2/01, dated
                       12/29/00, Maturity Value
                       $18,373,955, Collateralized by
                       $18,480,000 FHLB, 6.315%, due
                       8/24/01 (Collateral Value
                       $18,914,021) (COST
                       $18,361,000)                     $ 18,361,000(3)
                                                        ------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------

                       SHORT-TERM INVESTMENTS (10.1%)
     $65,044,806       N&B Securities Lending Quality
                       Fund, LLC (COST $65,044,806)     $ 65,044,806(3)
                                                        ------------
                       TOTAL INVESTMENTS (110.6%)
                       (COST $707,640,478)               708,436,355(4)
                       Liabilities, less cash,
                       receivables and other assets
                       [(10.6%)]                         (67,789,555)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $640,646,800
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $712,156,741. Gross unrealized appreciation of investments was $126,236,898 and gross unrealized depreciation of investments was $129,957,284, resulting in net unrealized depreciation of $3,720,386, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                    December 31,
                                                        2000
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $707,640,478) (Note A) -- see
       Schedule of Investments                      $708,436,355
      Cash                                                   677
      Receivable for Fund shares sold                    695,707
      Dividends and interest receivable                  683,637
      Prepaid expenses and other assets                   70,115
                                                    -------------
                                                     709,886,491
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       65,044,806
      Payable for Fund shares redeemed                 2,827,621
      Payable to investment manager (Note B)             282,044
      Payable to administrator (Note B)                  158,720
      Accrued expenses and other payables                926,500
                                                    -------------
                                                      69,239,691
                                                    -------------
NET ASSETS at value                                 $640,646,800
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     20,905
      Paid-in capital in excess of par value         442,402,221
      Accumulated net realized gains on
       investments                                   197,427,797
      Net unrealized appreciation in value of
       investment securities                             795,877
                                                    -------------
NET ASSETS at value                                 $640,646,800
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    20,904,894
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $30.65
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                        For the
                                                         Year
                                                         Ended
                                                     December 31,
                                                         2000
                                                     -------------
INVESTMENT INCOME
    Income:
      Interest income                                $   3,122,343
      Dividend income                                      400,443
      Foreign taxes withheld (Note A)                         (455)
                                                     -------------
        Total income                                     3,522,331
                                                     -------------
    Expenses:
      Investment management fee (Note B)                 4,286,207
      Administration fee (Note B)                        2,469,550
      Custodian fees (Note B)                              193,200
      Shareholder reports                                  189,574
      Legal fees                                            74,364
      Trustees' fees and expenses                           67,771
      Auditing fees                                         51,092
      Interest expense (Note D)                             29,293
      Miscellaneous                                         32,418
                                                     -------------
        Total expenses                                   7,393,469
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (2,704)
                                                     -------------
        Total net expenses                               7,390,765
                                                     -------------
        Net investment loss                             (3,868,434)
                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              202,180,954
    Change in net unrealized appreciation
     (depreciation) of investment securities          (308,539,442)
                                                     -------------
        Net loss on investments                       (106,358,488)
                                                     -------------
        Net decrease in net assets resulting from
        operations                                   $(110,226,922)
                                                     -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                   Year Ended
                                                  December 31,
                                              2000           1999
                                          ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $  (3,868,434) $  (2,447,440)
    Net realized gain on investments        202,180,954     68,152,221
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (308,539,442)   169,900,476
                                          ----------------------------
    Net increase (decrease) in net
     assets resulting from operations      (110,226,922)   235,605,257
                                          ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments        (65,271,112)   (30,380,350)
                                          ----------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               587,733,131    317,682,211
    Proceeds from reinvestment of
     distributions                           65,271,112     30,380,350
    Payments for shares redeemed           (569,642,046)  (436,876,389)
                                          ----------------------------
    Net increase (decrease) from Fund
     share transactions                      83,362,197    (88,813,828)
                                          ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (92,135,837)   116,411,079
NET ASSETS:
    Beginning of year                       732,782,637    616,371,558
                                          ----------------------------
    End of year                           $ 640,646,800  $ 732,782,637
                                          ----------------------------
NUMBER OF FUND SHARES:
    Sold                                     14,695,733     11,942,302
    Issued on reinvestment of
     distributions                            1,473,056      1,311,759
    Redeemed                                (14,922,745)   (17,039,728)
                                          ----------------------------
    Net increase (decrease) in shares
     outstanding                              1,246,044     (3,785,667)
                                          ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Growth Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio

7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the value of the securities loaned and the value of the collateral were $63,769,389 and $65,044,806, respectively.
8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
10) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio

   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,704.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities) of $981,377,016 and $966,326,878, respectively.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $667,773, of which Neuberger received $159,751, and other brokers received $508,022.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000.
   Prior to September 30, 2000, the Fund was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time. During the year ended December 31, 2000, the Fund utilized this line of credit. The average loan amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding) during the period was $54,427,634, the average interest rate was 6.46%, and the total interest expense on such borrowings was $29,293.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio (1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                          Year Ended December 31,
                                                2000              1999              1998              1997              1996
                                           --------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $37.27            $26.29            $30.54            $25.78            $25.86
                                           --------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Loss                              (.17)             (.12)             (.10)             (.03)             (.07)
    Net Gains or Losses on Securities
 (both realized and unrealized)                     (3.16)            12.51              4.12              7.06              2.34
                                           --------------------------------------------------------------------------------------
      Total From Investment Operations              (3.33)            12.39              4.02              7.03              2.27
                                           --------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                               --                --                --                --              (.01)
    Distributions (from net capital
 gains)                                             (3.29)            (1.41)            (8.27)            (2.27)            (2.34)
                                           --------------------------------------------------------------------------------------
      Total Distributions                           (3.29)            (1.41)            (8.27)            (2.27)            (2.35)
                                           --------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $30.65            $37.27            $26.29            $30.54            $25.78
                                           --------------------------------------------------------------------------------------
Total Return(3)                                    -11.66%           +50.40%           +15.53%           +29.01%            +9.14%
                                           --------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                         $640.6            $732.8            $616.4            $583.7            $566.4
                                           --------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(4)                                        .90%              .92%              .92%              .90%              .92%
                                           --------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average
 Net Assets                                           .90%              .92%              .92%              .90%              .92%
                                           --------------------------------------------------------------------------------------
    Ratio of Net Investment Loss to
 Average Net Assets                                  (.45)%            (.46)%            (.41)%            (.11)%            (.30)%
                                           --------------------------------------------------------------------------------------
    Portfolio Turnover Rate                           125%              119%               83%              113%               57%
                                           --------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001